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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 1998


                                GERON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         0-20859                                         75-2287752
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(Commission File Number)                       (IRS Employer Identification No.)

230 Constitution Drive, Menlo Park, CA                    94025
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(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code:               (650) 473-7700
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

        On March 27, 1998, Geron Corporation, a Delaware corporation (the "Company") issued 15,000 shares of Series A Convertible Preferred Stock with a stated value of $1,000 per share (the "Preferred Stock"), for aggregate proceeds of $15,000,000. The shares were sold to two institutional investors in a private equity offering pursuant to Regulation D of the Securities Act of 1933, as amended.

        Each share of Preferred Stock is convertible into the number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), equal to (i) the stated value ($1,000) plus a premium of 6% per annum of the stated value from the date of issuance of the Preferred Stock (the "Issue Date"), divided by (ii) the Conversion Price. The Conversion Price is equal to the lesser of (i) 95% of the average closing bid prices of the Common Stock for any five consecutive trading days during the twenty consecutive trading day period ending on the day prior to the date of conversion (the "Market Price") and (ii) $16.88. However, for conversions taking place prior to December 27, 1998, if any, the Conversion Price is equal to the lesser of (i) (a) 100% of the Market Price, if the Market Price is greater than $12.50 or (b) 105% of the Market Price, if the Market Price is less than $12.50 and (ii) $16.88.

        Subject to certain limited exceptions, the holders of the Preferred Stock are subject to limits on the number of shares they can convert at any one time. Unless the price at which the Common Stock trades on the Nasdaq National Market ("Nasdaq") on the date of conversion is greater than or equal to either
(i) 120% of the Market Price or (ii) $15.00, the following limits apply: Prior to 270 days from the Issue Date, the Preferred Stock may not be converted; beginning 271 days from the Issue Date, each holder of the Preferred Stock may only convert up to 33.3% of its initial holding of the Preferred Stock; beginning 301 days from the Issue Date, each holder of the Preferred Stock may only convert up to 66.6% of its initial holding of the Preferred Stock and beginning 331 days from the Issue Date, all of the Preferred Stock may be converted. The conversion price of the Preferred Stock is based on the market price of the Common Stock during a pricing period preceding conversion, up to a conversion price of $16.88. The Preferred Stock is subject to redemption at the Company's option if the market price of the Common Stock exceeds or falls below certain thresholds. The Company has agreed to register the underlying Common Stock for resale.

        The Company's press release announcing the sale of the Series A Preferred Stock as well as the Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock, a Securities Purchase Agreement and a Registration Rights Agreement are filed as exhibits to this Current Report on Form 8-K. This summary description of the transaction is qualified in its entirety by reference to the documents filed as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    EXHIBITS.

        The following are filed as exhibits to this Current Report on Form 8-K:

         3.3 Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock.

        10.38 Securities Purchase Agreement dated as of March 27, 1998 between Geron Corporation and certain investors.

        10.39 Registration Rights Agreement dated as of March 27, 1998 between Geron Corporation and certain investors.

        99.1 Press Release dated March 30, 1998.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GERON CORPORATION
                                        (Registrant)



Dated:  April 1, 1998                   By: /s/ David L. Greenwood
                                            ------------------------------------
                                            David L. Greenwood
                                            Chief Financial Officer, Treasurer
                                            and Secretary (Principal Financial
                                            and Accounting Officer)


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                                INDEX TO EXHIBITS


       Exhibit No.
       -----------

         3.3      Certificate of Designations, Preferences, and Rights of Series
                  A Convertible Preferred Stock.

         10.38 Securities Purchase Agreement dated as of March 27, 1998 between Geron Corporation and certain investors.

         10.39 Registration Rights Agreement dated as of March 27, 1998 between Geron Corporation and certain investors.

         99.1     Press Release dated March 30, 1998.



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